Exhibit 10.4
SECOND AMENDMENT
TO THE
FIFTH THIRD BANCORP 401(K) SAVINGS PLAN
(January 1, 2020 Restatement)
WHEREAS, Fifth Third Bancorp (“Fifth Third”) sponsors and maintains the Fifth Third Bancorp 401(k) Savings Plan, as amended and restated effective January 1, 2020; and as subsequently amended (“Plan”);
WHEREAS, Fifth Third desires to amend the Plan to provide for service crediting for employees acquired from Hammond Hanlon Camp, LLC effective January 1, 2021;
WHEREAS, pursuant to Plan Section 12.1(a), Fifth Third reserved the right to amend the Plan at any time; and
WHEREAS, pursuant to Plan section 12.1(b), Fifth Third delegated authority to the Fifth Third Bank Pension, 401(k) and Medical Plan Committee and its Chairperson to amend the Plan.
NOW, THEREFORE, the Plan is hereby amended effective January 1, 2021 as follows:
1.    Appendix I is amended by the addition of the following:

Predecessor Employer	Service Crediting under Appendix	Other Substantive Provisions under Appendix
Hammond Hanlon Camp, LLC	XXXII

2.    The Plan is amended by the addition of the attached Appendix XXXII.
IN WITNESS WHEREOF, Fifth Third has caused this amendment.to be executed by its duly authorized representative this 18th day of March, 2021.

FIFTH THIRD BANCORP

By: /s/ Peg Jula___________________________
Chairperson for the Fifth Third Bank Pension,
401(k) and Medical Plan Committee

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FIFTH THIRD BANCORP
401(K) SAVINGS PLAN
APPENDIX XXXII
Hammond Hanlon Camp, LLC
I.    HHC Employee. For purposes of this Appendix, “HHC Employee” means an individual who, immediately prior to the acquisition of Hammond Hanlon Camp, LLC (“HHC”) by an Affiliate, was employed by HHC and who became an “Employee” on January 1, 2021.
2.    Past Service Credit. Each HHC Employee shall be credited with Service under Section 2.53(a)(5) of the Plan for his or her service with HHC. Such service shall be determined under rules comparable to those under Section 2.53(a)(1), (2) and (3). Such service shall be taken into account in determining Eligibility Service and Vesting Service.
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